UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2019 (August 6, 2019)

SNAP INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38017	45-5452795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2772 Donald Douglas Loop North Santa Monica, California		90405
(Address of Principal Executive Offices)		(Zip Code)

(310) 399-3339

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SNAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Purchase Agreement

On August 6, 2019, we entered into a purchase agreement (the “Purchase Agreement”) with Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, and J.P. Morgan Securities LLC as representatives of the several purchasers named therein (collectively, the “Initial Purchasers”), relating to the sale by us of an aggregate of $1.265 billion principal amount of our 0.75% Convertible Senior Notes due 2026 (the “Notes”) in a private offering (the “Note Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), which includes exercise in full of the Initial Purchaser’s option to purchase an additional $165.0 million aggregate principal amount of Notes. Pursuant to the terms of the Purchase Agreement, the parties have agreed to indemnify each other against certain liabilities, including certain liabilities under the Securities Act.

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and Notes

The Notes were issued pursuant to an Indenture, dated August 9, 2019 (the “Indenture”), between us and U.S. Bank National Association, as trustee (“Trustee”). The Notes are our unsecured, unsubordinated obligations. The Notes will bear interest at a rate of 0.75% per year, payable in cash semi-annually in arrears beginning on February 1, 2020. The Notes mature on August 1, 2026 unless repurchased, redeemed, or converted in accordance with their terms prior to such date.

We may redeem for cash all or any portion of the Notes, at our option, on or after August 6, 2023 if the last reported sale price of our Class A common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which we provide notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which we provide notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The Indenture includes customary terms and covenants, including certain events of default after which the Notes may be due and payable immediately. The following events are considered “events of default,” which may result in acceleration of the maturity of the Notes:

(1)	default by us in any payment of interest on any Note when due and payable and the default continues for a period of 30 days;

(2)	default by us in the payment of principal of any Note when due and payable at its stated maturity, on optional redemption, on any required repurchase, on declaration of acceleration or otherwise;

(3)	failure by us to comply with our obligation to convert the Notes in accordance with the Indenture on exercise of a holder’s conversion right and such failure continues for a period of three business days;

(4)	failure by us to give a fundamental change notice, notice of a make-whole fundamental change, or notice of a specified distribution or specified corporate event, in each case when due if such failure continues for three business days;

(5)	failure by us to comply with our obligations under the Indenture with respect to a consolidation, merger, or sale of assets;

(6)	failure by us for 60 days after written notice has been received from either the Trustee or the holders of at least 25% in principal amount of the Notes then outstanding to comply with any of our other agreements contained in the Notes or Indenture;

(7)	default by us or any of our significant subsidiaries (as defined in Article 1, Rule 1-02 of Regulation S-X) with respect to any mortgage, agreement, or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100,000,000 (or its foreign currency equivalent) in the aggregate of us and any such subsidiary (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, on required repurchase, on declaration of acceleration or otherwise, and in the cases of clauses (i) and (ii), such acceleration will not have been rescinded or annulled or such failure to pay or default will not have been cured or waived, or such indebtedness will not have been paid or discharged, as the case may be, within 30 days after written notice to us by the Trustee or us and the Trustee by holders of at least 25% in aggregate principal amount of the Notes then outstanding; or

(8)	certain events of bankruptcy, insolvency, or reorganization of us or any of our significant subsidiaries.

The Notes are convertible into cash, shares of our Class A common stock, or a combination thereof, at our election, at an initial conversion rate of 43.8481 shares of Class A common stock per $1,000 principal amount of the Notes, which is equivalent to an initial conversion price of approximately $22.81 per share of Class A common stock subject to adjustment. Prior to May 1, 2026, such conversion is subject to the satisfaction of certain conditions set forth below.

Holders of the Notes who convert their Notes in connection with a make-whole fundamental change (as defined in the Indenture) or in connection with a redemption are, under certain circumstances, entitled to an increase in the conversion rate. Additionally, in the event of a fundamental change (as defined in the Indenture), holders of the Notes may require us to repurchase all or a portion of their Notes at a price equal to 100% of the principal amount of Notes, plus any accrued and unpaid interest, including any additional interest, to, but excluding, the repurchase date.

Holders of the Notes may convert all or a portion of their Notes at their option prior to May 1, 2026, in multiples of $1,000 principal amount, only under the following circumstances:

•	during any calendar quarter commencing after December 31, 2019, if the last reported sale price of Class A common stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the preceding calendar quarter is greater than or equal to 130% of the applicable conversion price of the Notes on each such trading day;

•	during the five business day period after any ten consecutive trading day period in which the trading price per $1,000 principal amount of the Notes for each day of that ten day consecutive trading day period was less than 98% of the product of the last reported sale price of Class A common stock and the applicable conversion rate of the Notes on such trading day;

•	on a notice of redemption, in which case we may be required to increase the conversion rate for the Notes so surrendered for conversion in connection with such redemption notice; or

•	on the occurrence of specified corporate events.

A copy of the Indenture and form of Note are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference. The foregoing description of the Indenture and Notes does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Capped Call Transactions

On August 6, 2019, in connection with the pricing of the Notes, we entered into capped call transactions (the “Capped Call Transactions”) with each of JPMorgan Chase Bank, National Association, Goldman Sachs & Co. LLC, and Morgan Stanley & Co. LLC (the “Capped Call Counterparties”). The Capped Call Transactions cover, subject to customary anti-dilution adjustments, the number of shares of Class A common stock that will initially underlie the Notes, assuming the Initial Purchasers do not exercise their option to purchase additional Notes. The Capped Call Transactions are expected generally to reduce potential dilution to holders of our Class A common stock on any conversion of the Notes or offset any cash payments we are required to make in excess of the principal amount of such converted Notes, as the case may be, with such reduction or offset subject to a cap. The cap price of the Capped Call Transactions is initially $32.58 per share of Class A common stock, representing a premium of 100% above the last reported sale price of $16.29 per share of Class A common stock on August 6, 2019, and is subject to certain adjustments under the terms of the Capped Call Transactions.

In connection with establishing their initial hedges of the Capped Call Transactions, the Capped Call Counterparties or their respective affiliates may purchase shares of our Class A common stock or enter into various derivative transactions with respect to our Class A common stock concurrently with, or shortly after, the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of our Class A common stock or the Notes at that time.

In addition, the Capped Call Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to our Class A common stock or purchasing or selling our Class A common stock in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of the Notes or following any repurchase of the Notes by us on any fundamental change repurchase date or otherwise). This activity could also cause or avoid an increase or decrease in the market price of our Class A common stock or the Notes, which could affect the holders’ ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the amount and value of the consideration that the holders will receive on conversion of such Notes.

The Capped Call Transactions are separate transactions entered into by us with the Capped Call Counterparties, are not part of the terms of the Notes, and will not affect any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the Capped Call Transactions.

The form of the Capped Call Transaction confirmation (the “Capped Call Confirmation”) is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference. The foregoing description of the Capped Call Confirmation does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Amendment of Revolving Credit Facility

On August 6, 2019, we entered into the Second Amendment to Revolving Credit Agreement (the “Amendment”) with Morgan Stanley Senior Funding, Inc., as administrative agent, and the lenders party to the Amendment. The Amendment amends that certain Revolving Credit Agreement, dated July 29, 2016 (as amended or supplemented from time to time), by and among us, Morgan Stanley Senior Funding, Inc., as administrative agent, certain lenders, and the issuing banks pursuant to which we may borrow funds for working capital and general corporate-purpose expenditures to, among other things, revise the covenants that restrict the repurchase of equity securities and the incurrence of indebtedness to permit the Capped Call Transactions and the issuance of the Notes.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above, which is incorporated by reference.

Item 3.02	Unregistered Sale of Equity Securities

See the explanatory note above and Item 1.01 regarding the Notes, each of which is incorporated by reference. We sold the Notes to the Initial Purchasers pursuant to the Purchase Agreement in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act, and the Notes were initially resold to qualified institutional buyers as defined in, and in reliance on, Rule 144A of the Securities Act.

The offer and sale of the Notes and our Class A common stock issuable on conversion of the Notes, if any, have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and will not constitute an offer, solicitation, or sale in any jurisdiction in which such offering would be unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, expectations regarding the effect of the Capped Call Transactions and regarding actions of the Capped Call Counterparties and their respective affiliates. Forward-looking statements include all statements that are not historical facts. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “will,” or similar expressions and the negatives of those words. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that we expect. These risks and uncertainties include market risks, trends, and conditions. These and other risks are more fully described in our filings with the Securities and Exchange Commission, including in the section titled “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. In light of these risks, you should not place undue reliance on such forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this Current Report on Form 8-K. We disclaim any obligation to update forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated August 9, 2019, by and between Snap Inc. and U.S. Bank National Association, as Trustee.

4.2	Form of Global Note, representing Snap Inc.’s 0.75% Convertible Senior Notes due 2026 (included as Exhibit A to the Indenture filed as Exhibit 4.1).

10.1	Second Amendment to Revolving Credit Agreement, by and among Snap Inc., the lenders party thereto, and Morgan Stanley Senior Funding Inc., as administrative agent, dated August 6, 2019.

99.1	Form of Capped Call Confirmation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Snap Inc.

August 9, 2019	By:	/s/ Derek Andersen
Derek Andersen
Chief Financial Officer